Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,340,000.00
Previously Paid Amount	1,320.49
Total Fee Amount	2,960.95
Total Offset Amount	0.00
Net Fee	$ 1,640.46